OPPENHEIMER INTERNATIONAL EQUITY FUND

Supplement dated December 1, 2017 to the

Summary Prospectus dated March 28, 2017, as revised March 31, 2017

This supplement amends the Summary Prospectus of Oppenheimer International Equity Fund (the “Fund”), and is in addition to any other supplement(s).

1.	In the section titled “Fees and Expenses of the Fund,” the table titled “Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses1

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class R	Class Y	Class I
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None	None
Other Expenses	0.25%	0.35%	0.25%	0.25%	0.25%	0.05%
Total Annual Fund Operating Expenses	1.25%	2.10%	2.00%	1.50%	1.00%	0.80%
Fee Waiver and/or Expense Reimbursement[2]	0.00%	0.00%	0.00%	0.00%	(0.15)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25%	2.10%	2.00%	1.50%	0.85%	0.80%
1.	Expenses have been restated to reflect current fees.
2.	After discussions with the Fund’s Board, the Manager has contractually agreed to waive fees and/or reimburse the Fund for certain expenses in order to limit “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, unusual and infrequent expenses and certain other Fund expenses) to an annual rate of 0.85% for Class Y shares, as calculated on the daily net assets of the Fund. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board.

2.	In the section titled “Fees and Expenses of the Fund,” the table that appears in the sub-section titled “Example” is deleted in its entirety and replaced with the following:

	If shares are redeemed				If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$ 696	$ 951	$ 1,226	$ 2,008	$ 696	$ 951	$ 1,226	$ 2,008
Class B	$ 715	$ 965	$ 1,341	$ 2,032	$ 215	$ 665	$ 1,141	$ 2,032
Class C	$ 305	$ 634	$ 1,088	$ 2,350	$ 205	$ 634	$ 1,088	$ 2,350
Class R	$ 154	$ 413	$ 693	$ 1,490	$ 154	$ 413	$ 693	$ 1,490
Class Y	$ 87	$ 272	$ 473	$ 1,053	$ 87	$ 272	$ 473	$ 1,053
Class I	$ 82	$ 256	$ 446	$ 994	$ 82	$ 256	$ 446	$ 994

You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.

December 1, 2017	PS0254.044